UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  February 24, 2015

HYDROGEN FUTURE CORPORATION
(Exact  Name of Registrant as Specified in Charter)

Nevada	000-55153	20-5277531
(State of Other Jurisdiction	(Commission File	(IRS Employer
of Incorporation)	Number)	Identification No.)

2525 Robinhood Street, Suite 1100 Houston, TX		77005
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number, including area code:  (281) 436-6036

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-k filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Item 3.03 Material Modification to Rights of Security Holders

On February 24, 2015, the Board of Directors of Hydrogen Future Corporation (the “Company”) approved an amendment to the Company’s Articles of Incorporation attached hereto as Exhibit 3(i). The purpose of the amendment to the Articles of Incorporation was to:

(i)	Increase the number of authorized shares of Common Stock to 3,000,000,000;

(ii)	Set the par value of the Common Stock to$0.00001;

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year

On February 24, 2015, the Board of Directors approved an Amendment to the Company’s Articles of Incorporation as more particularly described in Item 3.03 above.

Item 5.07 Submission of Matters to a Vote of Security Holders

On February 24, 2015, the Board of Directors and holders of a majority of the voting rights of the Company’s capital stock approved an Amendment to the Company’s Articles of Incorporation as more particularly described in Item 3.03 above.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

3(i)           Amendment to the Articles of Incorporation of Hydrogen Future Corporation.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Hydrogen Future Corporation

Date: February 24, 2015	By:	/s/ Frank Neukomm
Frank Neukomm
Chief Executive Officer